UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/ A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 13, 2011

Solar Acquisition Corp
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-34438	20-5080271
(Commission File Number)	(IRS Employer Identification Number)

215 Dino Drive Ann Arbor, MI 48103
(Address of Principal Executive Offices)

734-320-7628
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 1, 2010, Solar Acquisition Corp (1)  Gruber & Company, LLC resigned as the Company’s   independent accountant. (2)  The Company retained Peter Messineo, CPA (“ PM ”) as its new independent accountants.

Gruber & Company, LLC’s   report on the financial statements of Solar Acquisition Corp   for the years ended December  31, 2008 ,2009   and through the Third Quarter of 2010 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that their reports for each of the years ended December 31, 2009 ,2008 and  through the Third Quarter of 2010   included an explanatory paragraph stating that the company was a development-stage company and had not yet begun operations nor raised any monies to fund such operations. These factors raised substantial doubt as to the company's ability to continue as a going concern.

The resignation of Gruber & Company, LLC and the decision to retain PM was unanimously approved by Solar Acquisition’s board of directors.

From the two most recent fiscal periods through April 30, 2011 , Solar Acquisition Corp had no disagreements, whether or not resolved, with Gruber & Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to   Gruber & Company’s   satisfaction, would have caused Gruber & Company , LLC to make reference to the subject matter of the disagreement in connection with its report. There were no events otherwise reportable under Item 304(a)(1)(iv) of Regulation SK.

For the years ended December  31, 2008 and 2009  through the Third Quarter of 2010, Solar Acquisition Corp did not consult PM regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Solar Acquisition Corp’s financial statements.

There were no consultations our new accountants, Peter Messineo, CPA in the two most recent fiscal years and in any subsequent interim period prior to engagement.

Solar Acquisition Corp provided Gruber & Company, LLC with a copy of this report. Attached as Exhibit 16.1 is a copy of a letter from Gruber & Company, LLC agreeing with the statements made in this report.

Item 9 Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter dated April 1, 2011 , from Gruber & Company, LLC to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Solar Acquisition Corp.

Dated: 4/1/2011	By:	/s/ Peter Klamka
Peter Klamka,
Board Member